Exhibit 14

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this combined Prospectus/Proxy Statement and Statement of Additional Information constituting parts of this Registration Statement on Form N-14 (“Registration Statement”) of our report dated March 25, 2004 relating to the financial statements and financial highlights which appears in the January 31, 2004 Annual Report to Shareholders of the Scudder High Income Opportunity Fund (a series of Scudder Portfolio Trust), which is also incorporated by reference into this Registration Statement. We also consent to the references to us under the heading “Independent Registered Public Accounting Firm (“Auditor”)” and in Exhibit A “Form of Agreement and Plan of Reorganization” under the heading “Representations and Warranties” in such Registration Statement. We also consent to the references to us under the headings “Independent Registered Public Accounting Firm and Reports to Shareholders”, “Financial Highlights” and “Financial Statements” included in Form N-1A of Scudder High Income Opportunity Fund dated May 1, 2004, which is incorporated by reference into the Registration Statement.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

March 25, 2005

Exhibit 14

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this combined Prospectus/Proxy Statement and Statement of Additional Information constituting parts of this Registration Statement on Form N-14 (“Registration Statement”) of our report dated December 29, 2004 relating to the financial statements and financial highlights which appears in the October 31, 2004 Annual Report to Shareholders of the Scudder High Income Plus Fund (a series of Scudder MG Investments Trust), which is also incorporated by reference into this Registration Statement. We also consent to the references to us under the heading “Independent Registered Public Accounting Firm (“Auditor”)” and in Exhibit A “Form of Agreement and Plan of Reorganization” under the heading “Representations and Warranties” in such Registration Statement. We also consent to the references to us under the headings “Independent Registered Public Accounting Firm and Reports to Shareholders”, “Financial Highlights” and “Financial Statements” included in Form N-1A of Scudder High Income Plus Fund dated February 1, 2005, which is incorporated by reference into the Registration Statement.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

March 25, 2005